================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                   ----------

                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                        DATE OF REPORT: February 6, 2006
                        (Date of Earliest Event Reported)

                                   ----------

                           JEFFERSON-PILOT CORPORATION
             (Exact name of registrant as specified in its charter)

                                   ----------

         North Carolina                  1-5955                56-0896180
  (State or other jurisdiction        (Commission           (I.R.S. Employer
       of incorporation)              File Number)         Identification No.)

                             100 North Greene Street
                        Greensboro, North Carolina 27401
              (Address of principal executive offices and zip code)

                                 (336) 691-3000
              (Registrant's telephone number, including area code)

                                   ----------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[x] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 204.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On February 6, 2006, Jefferson-Pilot Corporation issued a news release announcing its financial results for the quarter and year ended December 31, 2005. A copy of the Earnings News Release is attached as Exhibit 99.1 and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information included or incorporated in this report (including Exhibit 99.1) shall be deemed "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934.

ITEM 8.01. OTHER EVENTS

In connection with the proposed transaction with Lincoln National Corporation and to affect a Rule 425 filing, a copy of the Earnings News Release is attached as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

     (D) Exhibits

         99.1 News Release of Jefferson-Pilot Corporation, dated February 6, 2006, announcing financial results for the quarter and year ended December 31, 2005.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 6, 2006                       JEFFERSON-PILOT CORPORATION


                                             By:    /s/ Robert A. Reed
                                                    ----------------------------
                                             Name:  Robert A. Reed
                                             Title: Vice President, Secretary
                                                    and Corporate Counsel